Exhibit 99.1

Nogin To Appoint Jonathan Huberman as President and Co-Chief Executive Officer

TUSTIN, California and LAS VEGAS, Nevada – June 13, 2022 – Nogin, Inc. (“Nogin” or the “Company”), a leading provider of Commerce-as-a-Service technology, and Software Acquisition Group Inc. III (Nasdaq: SWAG) (“SWAG III”), a special purpose acquisition company, announced today that SWAG III Chairman and Chief Executive Officer Jonathan Huberman will join the Nogin leadership team as President and Co-Chief Executive Officer, effective upon the closing of the proposed business combination between Nogin and SWAG III (the “Business Combination”). Nogin Co-Founder and current Chief Executive Officer Jan Nugent will concurrently become Co-CEO and Chairman of the Board of Directors.

Mr. Huberman brings a wealth of knowledge in public company operations and building scalable business models, having specialized in leading growth in the enterprise software markets for over 25 years. Before founding multiple SPACs, Huberman served as CEO of several leading software companies, including Ooyala, a provider of media workflow automation and logistics solutions, Syncplicity, a SaaS enterprise data management company, Tiburon, an enterprise software for the public safety sector, and Iomega Corporation, a consumer and distributed enterprise storage solution. He also held senior roles within the technology verticals of Gores Group and Skyview Capital.

“As we look to solidify our foundation in the public markets and develop Nogin into a dominant player in the Commerce-as-a-Service industry, I am confident that Jon will be a key addition to our executive team,” said Nugent. “Jon and I have spent a significant amount of time collaborating throughout our go-public process. He has already proven himself a tremendous asset in guiding our combination efforts as well as our broader strategies. He also has an extensive background operating high-growth software businesses in the public markets, which will be an invaluable resource to our senior leadership team. I look forward to our ongoing partnership while we combine our strengths to build Nogin into a leading eCommerce business in the years ahead.”

“When the SWAG III leadership team identified Nogin as a potential acquisition target, we were both excited by its unique value proposition in the eCommerce software market and impressed with the deep industry knowledge and experience of its management,” said Huberman. “Over the last several months, my conviction in those two investment pillars has only strengthened. I am excited to join Jan and the Nogin leadership team as President and Co-CEO to play an active role in shaping the future growth of the business. My extensive prior experience operating in the public markets should be a strong complement to Jan’s decades of online retail subject matter expertise. It is our belief that this distributed CEO structure will allow us to unlock more of Nogin’s growth potential. I look forward to helping Nogin reach its goals on behalf of stockholders and the board.”

The closing of the proposed Business Combination is expected to take place in the third quarter of 2022, subject to stockholder approval. Additional details can be found in the original announcement from February 14, 2022, linked here.

About Nogin

Nogin is a leader in Commerce-as-a-Service (“CaaS”), a cloud-based headless enterprise eCommerce platform for brands and merchants. Companies leveraging CaaS deliver enterprise class eCommerce at scale without having to purchase, implement, manage, optimize, or support any of the underlying infrastructure. The Nogin “Intelligent Commerce Platform” delivers all the technology, research and development, and optimization needed for merchants to keep pace with big retail without all the capital costs, technical staff, time, and risk of doing it themselves. Visit www.nogin.com.

About Software Acquisition Group Inc. III

Software Acquisition Group Inc. III is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. The Company is led by Chairman and Chief Executive Officer, Jonathan Huberman, and Vice President of Acquisitions, Mike Nikzad. In addition to Messrs. Huberman and Nikzad, the Board of Directors includes Andrew Nikou, Stephanie Davis, Peter Diamandis, Steven Guggenheimer and Matt Olton.

Additional information

This Report relates to a proposed Business Combination between the Company and SWAG. SWAG has filed with the SEC a registration statement containing a proxy statement/prospectus relating to the proposed Business Combination, which will be mailed to its stockholders once definitive. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. This Report is not a substitute for any registration statement or for any other document that SWAG or the Company may file with the SEC in connection with the proposed Business Combination. Investors and security holders are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, SWAG, and the proposed Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of SWAG as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, through the website maintained by the SEC at www.sec.gov, or by directing a request to: Software Acquisition Group Inc. III 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Participants in Solicitation

SWAG and the Company and their respective directors and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies from SWAG’s stockholders in connection with the proposed Business Combination. A list of the names of SWAG’s directors and executive officers and a description of their interests in SWAG is contained in SWAG’s final prospectus relating to its initial public offering dated July 30, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Software Acquisition Group Inc. III 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada. Additional information regarding the names and interests will be set forth in the proxy statement/prospectus for the proposed Business Combination when available. A list of the names of the Company’s directors and executive officers and information regarding their interests in the proposed Business Combination is set forth in the proxy statement/prospectus filed as part of the Registration Statement on Form S-4 for the proposed Business Combination, which has not yet been declared effective.

Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or SWAG III’s or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “would”, “seem”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “future”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward looking. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SWAG III and its management, and the Company and its management, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of SWAG III. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against SWAG III, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of SWAG III, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the risk that SWAG III, the Company and certain other parties to the Business Combination and related transactions (collectively, the “Transactions”) may amend one or more agreements applicable to the Transactions prior to the closing of the Transactions, and/or that the Transactions may not be completed in a timely manner, in the amount described herein or at all; (6) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (9) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) inaccuracies for any reason in the estimates of expenses and profitability and projected financial information for the Company; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in SWAG III’s (i) Annual Report on Form 10-K for the year ended December 31, 2021, (ii) Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, (iii) amended proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2022 and (iv) other documents filed by SWAG III from time to time with the SEC.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. Neither SWAG III nor the Company undertakes any duty to update these forward-looking statements.

Contacts:

Software Acquisition Group Inc. III

Jonathan Huberman

Chief Executive Officer

jon@softwareaqn.com

Nogin Corporate Contact:

Spencer McNeill

EVP of Sales

smcneill@nogin.com

Nogin Investor Relations Contact:

Cody Slach and Tom Colton

Gateway Investor Relations

949-574-3860

nogin@gatewayir.com

Nogin Public Relations Contact:

Bill Parness or Elisa Krantz

Jaffe Communications

908-789-0700

bill@jaffecom.com

elisa@jaffecom.com